UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Bioanalytical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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February 3, 2020

Dear Bioanalytical Systems, Inc. Shareholders:

You are invited to attend the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. (“BASi” or the “Company”) to be held Thursday, March 19, 2020 at 10:00 a.m. (ET) at BASi headquarters located at 2701 Kent Avenue, West Lafayette, Indiana, 47906 for the following purposes:

(1)	to elect one Class II director of BASi to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2023 and until his successor is duly elected and qualified;
(2)	to consider and act on a proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2020;
(3)	to approve an amendment to the 2018 Equity Incentive Plan; and
(4)	to transact such other business as may properly be brought before the meeting.

Details regarding the above matters can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

We hope you are able to attend the Annual Meeting personally and we look forward to meeting with you. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope. You may also vote via telephone or the Internet with the instructions provided on the proxy card. The vote of each shareholder is very important. You may revoke your proxy at any time before it is exercised by giving written notice to the Corporate Secretary of BASi, by delivering a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

On behalf of the Board of Directors and management of BASi, I sincerely thank you for your support.

Sincerely,

Robert L. Leasure, Jr.

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE: March 19, 2020

TIME: 10:00 a.m. (ET)

PLACE: Bioanalytical Systems, Inc. Headquarters

2701 Kent Avenue

West Lafayette, IN 47906

MATTERS TO BE VOTED UPON:

1.	The election of one Class II director of BASi to serve until the annual meeting of shareholders in 2023 and until his successor is elected and qualified.

2.	The ratification of the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2020.

3.	The approval of an amendment to the 2018 Equity Incentive Plan; and

4.	Such other business as may properly be brought before the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THE PROXY STATEMENT, FOR THE RATIFICATION OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2020 AND FOR THE APPROVAL OF THE AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN.

Holders of BASi common shares of record at the close of business on January 27, 2020 are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

Jill C. Blumhoff

Chief Financial Officer, Vice President of Finance, Secretary

YOUR VOTE IS IMPORTANT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A POSTAGE-PAID RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE. YOU MAY ALSO VOTE VIA TELEPHONE OR THE INTERNET WITH THE INSTRUCTIONS PROVIDED ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 19, 2020: This Notice of Annual Meeting and Proxy Statement and our Fiscal 2019 Annual Report on Form 10-K are available in the “Investors” section of our website at www.basinc.com.

BIOANALYTICAL SYSTEMS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MARCH 19, 2020

GENERAL

This proxy statement is furnished by Bioanalytical Systems, Inc. (“BASi”, the “Company”, “we”, “us” or “our”) in connection with the solicitation by the Board of Directors of BASi of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (ET) on Thursday, March 19, 2020, and at any adjournment thereof. The meeting will be held at the principal executive offices of BASi, 2701 Kent Avenue, West Lafayette, Indiana 47906. This proxy statement and the accompanying form of proxy will be first mailed to shareholders on or about February 3, 2020.

A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by delivering written notice to the Secretary of BASi, by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The signing of a proxy does not preclude a shareholder from attending the Annual Meeting in person. All proxies returned prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted FOR the election of the nominee for director named below, FOR the ratification of RSM US LLP as the Company’s independent registered public accountants for fiscal 2020, FOR the approval of the amendment to the 2018 Equity Incentive Plan, and in accordance with the recommendation of the Board of Directors on any other matter that is properly brought before the meeting.

 As of the close of business on January 27, 2020, the record date for the Annual Meeting, there were 10,818,057 common shares of BASi outstanding. Each outstanding common share owned as of January 27, 2020 entitles its holder to one vote. BASi has no other voting securities outstanding. Shareholders do not have cumulative voting rights.

A copy of BASi’s Annual Report on Form 10-K, including audited financial statements and a description of operations for the fiscal year ended September 30, 2019, accompanies this proxy statement. Each shareholder will receive a proxy statement whether or not sharing an address with another shareholder. The solicitation of proxies is being made by BASi and all expenses in connection with the solicitation of proxies will be borne by BASi. BASi expects to solicit proxies primarily by mail, but directors, officers and other employees of BASi may also solicit proxies in person or by telephone. BASi will pay any costs so incurred, but the directors, officers and other employees involved in such solicitations will not receive any additional compensation for such actions.

HOW TO VOTE YOUR SHARES

We are pleased to offer you four options for voting your shares:

(1)	You may vote via the Internet by following the instructions provided on the proxy card;

(2)	You may vote via telephone by following the instructions provided on the proxy card;

(3)	You may attend the Annual Meeting and cast your vote in person; or

(4)	You may complete, sign, date and return the proxy card by mail or hand delivery.

We encourage you to register your vote via the Internet, via telephone or by returning the enclosed proxy card. If you attend the meeting, you may also submit your vote in person and any votes that you previously submitted — whether via the Internet, by phone, by mail or by hand delivery — will be superseded by the vote that you cast at the meeting. Whether your proxy is submitted by the Internet, by phone, by mail or by hand delivery, if it is properly submitted and if you do not revoke it prior to the meeting, your shares will be voted at the meeting in the manner you indicate. To vote at the meeting, beneficial owners who are not also the record holder of their shares will need to contact the broker, trustee or nominee that holds their shares to obtain a "legal proxy" to bring to the meeting.

COMMONLY ASKED QUESTIONS AND ANSWERS

Why am I receiving this proxy statement and proxy card?

This proxy statement describes the proposals on which you, as a shareholder of BASi, are being asked to vote. It also gives you information on the proposals to be voted on at the Annual Meeting, as well as other information, so that you can make an informed decision. You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote.

Who can vote at the Annual Meeting?

Shareholders who owned common shares on January 27, 2020, the record date for the Annual Meeting, may attend and vote at the Annual Meeting. Each common share entitles its holder to one vote. There were 10,818,057 common shares outstanding on January 27, 2020.

What am I voting on?

We are asking you to elect one Class II director to the Board of Directors of the Company, to ratify the appointment of RSM US LLP as the Company's independent registered public accountants for fiscal 2020 and to approve the amendment to the 2018 Equity Incentive Plan.

What if I change my mind after I give my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	Sending a signed statement to the Company that the proxy is revoked (you may send such a statement to the Company’s Corporate Secretary at our corporate headquarters address listed on the Notice of Meeting);

•	Signing another proxy with a later date; or

•	Voting in person at the meeting.

Your proxy will not be revoked if you attend the meeting, but do not vote.

How many shares must be present to hold the meeting?

To hold the meeting and conduct business, a majority of BASi’s outstanding voting shares as of January 27, 2020 must be present in person or represented by proxies at the meeting. On January 27, 2020, a total of 10,818,057 common shares were outstanding and entitled to vote. Shares representing a majority of these votes, or 5,409,030 shares, must be present at the Annual Meeting, in person or by proxy, to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

•	They are voted via the Internet by following the instructions on the proxy card;

•	They are voted via the telephone by following the instructions on the proxy card;

•	They are voted in person at the meeting; or

•	They are voted by a properly executed proxy card delivered to the Company via mail or by hand delivery.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name, they will not be voted unless you vote by the Internet, by telephone, by submitting your proxy card via mail or hand delivery, or by voting in person at the meeting.

How will my shares be voted if they are held in “street name”?

If your shares are held in “street name,” you should have received voting instructions with these materials from your broker or other nominee. We urge you to instruct your broker or other nominee how to vote your shares by following those instructions.

If you do not give your broker or nominee instructions as to how to vote your shares, they may not be voted, except on routine matters for which the broker or nominee may exercise discretionary authority under applicable rules. For purposes of the Annual Meeting the proposal to ratify RSM US LLP as our independent registered public accountants is the only routine matter to be considered. “Broker non-votes” will be counted for purposes of determining whether a quorum is present, but will generally have no effect on the proposals, because they are not considered votes cast.

How many votes must the nominee receive to be elected as a Class II director?

The Class II director nominated for election will be elected by a plurality of the votes cast, meaning that the person receiving the highest number of “for” votes will be elected. Shares represented by your proxy will be voted “for” the election of the nominee recommended by BASi’s Board of Directors, unless you withhold authority for the nominee. Abstentions and broker non-votes are not counted for purposes of determining whether the nominee is elected.

How many votes are required to approve the proposals to be voted on at the Annual Meeting other than the election of directors?

The proposals to ratify RSM US LLP as our independent registered public accountants and to approve the amendment to the 2018 Equity Incentive Plan will be approved if the number of votes cast for approval of the proposal exceeds the number of votes cast against approval of the proposal at the Annual Meeting. Abstentions and broker non-votes are not counted for purposes of determining whether these proposals have been approved.

Who will pay for this proxy solicitation?

We will bear the costs of soliciting proxies from our shareholders. These costs include preparing, assembling, printing, mailing and distributing the proxy statements, proxy cards and annual reports. We will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the beneficial owners of common shares.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1 - ELECTION OF DIRECTOR

Required Vote and Board of Directors’ Recommendation

Under the Company's Second Amended and Restated Bylaws, as amended, the number of directors of the Company is to be fixed by resolution of the Board of Directors. As of the date of the Annual Meeting, the Board of Directors has set the number of directors at five. In accordance with Indiana law and the Company’s Second Amended and Restated Bylaws, as amended, the Company’s Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a staggered term of three years. Each year the term of office of one Class expires. The terms of office of the Class II directors expire at the 2020 Annual Meeting.

From and after the 2020 Annual Meeting, Class II of the Board of Directors will consist of one director. The Board of Directors has nominated Richard A. Johnson, Ph.D., (the "Nominated Director") to be reelected by the holders of the Company’s common shares, to serve as a Class II Director of the Company for a term expiring at the 2023 annual meeting of shareholders and until his successor is elected and qualified.

The nomination of the Nominated Director was approved by the Company’s Nominating/Corporate Governance Committee and ratified by the Company’s Board of Directors. If elected, the Nominated Director has consented to serve as a director of the Company.

The Board of Directors recommends that shareholders vote FOR the election of the Nominated Director. Unless authority to vote for the Nominated Director is withheld, the accompanying proxy will be voted FOR the election of the Nominated Director; however, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event the Nominated Director becomes unable to serve or for any reason will not serve. Proxies will not be voted for more than one nominee. If a quorum is present, the nominee receiving a plurality of the votes cast will be elected to the Board of Directors.

Nominated Director

Please find certain information about the Nominated Director directly below. The address for the Nominated Director is in care of BASi, 2701 Kent Avenue, West Lafayette, IN 47906.

Name	Age	Position	Served as Director Since
Richard A. Johnson, Ph.D.	74	Director	2012

Business Experience of the Nominated Director

Richard A. Johnson, Ph.D. was elected as a director of the Company on May 9, 2012. Dr. Johnson is currently an executive scientific consultant. From 1990 to 2008, he served as Founder and President of AvTech Laboratories. Prior to founding AvTech Laboratories, he served in various positions with The Upjohn Company, including Senior Research Scientist, Manager of Product Control, Manager of Quality Assurance Product Support and Director of Strategic Planning. Dr. Johnson received his Bachelor of Science in Chemistry from the Illinois Institute of Technology and his Ph.D. in Chemical Physics from Michigan State University. Dr. Johnson brings to the Board of Directors knowledge and insight on scientific matters, stemming from his extensive experience in the pharmaceutical industry.

Remaining Members of the Board following the 2020 Annual Meeting

The following table sets forth certain information regarding R. Matthew Neff, Robert W. Leasure, Jr., Gregory C. Davis, Ph.D. and John E. Sagartz, DVM, PhD, DACVP, BASi’s other directors who will remain in office following the 2020 Annual Meeting. The address for each is in care of BASi, 2701 Kent Avenue, West Lafayette, Indiana 47906.

Name	Age	Position	Director Since

Class I Directors serving until the 2022 Annual Meeting of Shareholders:
R. Matthew Neff	64	Director	2017
Robert W. Leasure, Jr.	60	Director	2019

Class III Directors serving until the 2021 Annual Meeting of Shareholders:
Gregory C. Davis, Ph.D.	66	Director	2017
John E. Sagartz, DVM, Ph.D., DACVP	55	Director, Chief Strategy Officer	2018

Business Experience of the Remaining Members of the Board following the 2020 Annual Meeting

R. Matthew Neff was elected to the board on August 1, 2017. Mr. Neff is currently Of Counsel with Bingham Greenebaum Doll LLP, and is Senior Advisor to Evolution Capital Partners, a private equity firm. From August 2013 through June 2016, Mr. Neff served as Chairman, President and Chief Executive Officer of AIT Laboratories, a national toxicology lab headquartered in Indianapolis, Indiana. Mr. Neff joined AIT Laboratories after his tenure as President and Chief Executive Officer of CHV Capital, Inc., the venture capital subsidiary of Indiana University Health, a role he had held since 2007. Mr. Neff started his career as a practicing lawyer and Partner at Baker & Daniels. He then served as the Deputy to the Chairman of the Federal Housing Finance Board (now known as the Federal Housing Finance Agency) in the first Bush Administration. Thereafter, he became the co-founder and Chief Executive Officer of two Indianapolis companies: Circle Investors, an insurance holding company then chaired by former Vice President of the United States, Dan Quayle, and Senex Financial Corp., a healthcare receivables finance company. Mr. Neff currently serves on the Board of Directors of Fairbanks Addiction Treatment Center and was a member of Riley Children’s Foundation’s Board of Directors from January 2000 to November 2012. Mr. Neff earned his bachelor’s degree and graduated a Phi Beta Kappa from DePauw University. He received his Juris Doctor degree from Indiana University. Mr. Neff’s legal expertise, financial acumen, knowledge of our industry and leadership background, including at AIT Laboratories, ideally situate him for service as a director.

Robert Leasure, Jr. was elected as President and Chief Executive Officer and as a director of the Company effective January 12, 2019. Mr. Leasure serves as the managing partner and president of LS Associates LLC (“LS”), a management and turnaround firm formed in 2002. From September of 2016 until Mr. Leasure’s election, the Company engaged LS as a financial consultant. Mr. Leasure's experience working with management teams in areas including strategic planning and implementation, problem solving, operations, mergers and acquisitions and financial transactions, and in particular Mr. Leasure’s experience leading the Company’s turnaround, well situate him for his role as President and Chief Executive Officer and as a director.

Gregory C. Davis, Ph.D. was elected to the board on June 14, 2017. Dr. Davis currently runs his own consulting firm, which he founded in 2012, assisting companies with regulatory and control strategy and product development issues. In 2014, Dr. Davis joined Calibrium, LLC as Vice President of CMC, Regulatory, and Quality. Calibrium was developing novel biotherapeutics for the treatment of diabetes. The company was sold to Novo Nordisk in late 2015. From 1992 to 2012, Dr. Davis held various leadership positions at Eli Lilly in Biotechnology Product Development, Global Regulatory Affairs, Global Brand Teams, and Quality. Dr. Davis’ tenure at Eli Lilly included service as Chief Operating Officer of the Xigris Product Team. Xigris was the first biotechnology product ever approved for the treatment of severe sepsis. When Dr. Davis retired from Eli Lilly in December of 2012, he was Executive Director and Senior Principle Fellow in Global Regulatory Affairs. Dr. Davis has held numerous leadership positions within the Pharmaceutical Research and Manufacturers Association (PhRMA), the United States Pharmacopeia (USP), and the Biotechnology Industry Organization (BIO). He also served for five years as the PhRMA liaison to the International Conference on Harmonization (ICH) for Q5/Q6 Biotechnology topics. He coauthored several of the ICH guidances on registration standards for biotechnology products, which are still in use today. Dr. Davis received his bachelor’s degree from Southeast Missouri State University and his Ph.D. in Analytical Chemistry from Purdue University, studying under Dr. Peter Kissinger, the founder of BASi. As Chairman of the Board, Dr. Davis provides the Board of Directors with significant industry and leadership experience.

John E. Sagartz, DVM, PhD, DACVP, joined the Company as part of the Company’s acquisition of Seventh Wave Laboratories on July 2, 2018. Following the acquisition, Dr. Sagartz joined BASi’s Board of Directors to help guide operations in order to provide broader solutions and greater scientific expertise to the Company’s clients. Dr. Sagartz began his career as a toxicologic pathologist at Searle/Monsanto in 1996, and held positions of increasing responsibility as section head, director, preclinical development site head, and fellow, following Monsanto’s merger with Pharmacia. After Pfizer’s acquisition of Pharmacia in 2003, Dr. Sagartz founded Seventh Wave Laboratories where he served as President and Chief Executive Officer, and Chief Strategy Officer. Dr. Sagartz is an adjunct associate professor of Comparative Medicine at St. Louis University’s College of Medicine and serves on the Board of Directors of the Missouri Biotechnology Association. He received his Bachelor of Science and Doctor of Veterinary Medicine degrees from Kansas State University and, after completing residency training in anatomic pathology, earned his Doctor of Philosophy from The Ohio State University. As a legacy executive of Seventh Wave Laboratories, Dr. Sagartz provides the Board with valuable insight regarding its operations, as well as scientific and management expertise generally.

Board Independence

The Board of Directors has determined that Gregory C. Davis, Ph.D., R. Matthew Neff, Richard A. Johnson, Ph.D. and Wendy Perrow have no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals meet the current independence requirements of the NASDAQ Marketplace Rules, as well as the independence requirements of the Securities and Exchange Commission (“SEC”). Ms. Perrow’s term as a director expires at the 2020 Annual Meeting.

Board Leadership Structure

On January 12, 2019, Robert Leasure, Jr. was elected as BASI’s President and Chief Executive Officer. The roles of Chairman and Chief Executive Officer have been split into two positions. The Board of Directors believes that separating these roles aligns the Company with best practices for corporate governance of public companies and accountability to shareholders. The Board also believes that this separation provides a leadership model that clearly distinguishes the roles of the Board of Directors and management. The separation of the Chairman and Chief Executive Officer positions has historically allowed our Chief Executive Officer to direct his or her energy towards operational and strategic issues while the non-executive Chairman focuses on governance and shareholders. The Company generally believes that separating the Chairman and Chief Executive Officer positions enhances the independence of the Board of Directors, provides independent business counsel for our Chief Executive Officer, and facilitates improved communications between Company management and members of the Board of Directors.

Oversight of Risk Management

It is management’s responsibility to manage our enterprise risks on a day-to-day basis. The Board of Directors is responsible for risk oversight by focusing on our overall risk management strategy and the steps management is taking to manage our risks. While the Board of Directors as a whole maintains ultimate oversight responsibility, the Board of Directors has delegated certain risk management oversight responsibilities to its various committees. The Audit Committee oversees management of market and operational risks that could have a financial impact, such as those relating to internal controls or liquidity. The Compensation Committee is responsible for overseeing risks related to our compensation programs, including structuring and reviewing our executive compensation programs, considering whether such programs are in line with our strategic objectives and incentivizing appropriate risk-taking. The Nominating/Corporate Governance Committee manages risks associated with governance issues, such as the independence of the Board of Directors and key executive succession.

In addition to its formal compliance programs, the Board of Directors encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its long-term planning process.

Committees and Meetings of the Board of Directors

The Board of Directors has established Compensation, Audit and Nominating/Corporate Governance Committees. Scheduled meetings are supplemented by frequent informal exchanges of information and actions taken by unanimous written consents without meetings.

No member of the Board of Directors attended fewer than 75% of the aggregate of the meetings of the Board of Directors and meetings of any committee of the Board of Directors of which he or she was a member. Three of the four members of the Board of Directors at that time attended the 2019 Annual Meeting of Shareholders in person. One Board member participated by phone. All of the members of the Board of Directors are encouraged, but not required, to attend BASi’s annual meetings. The following chart shows the number of meetings of each of the committees of the Board of Directors and meetings of the Board of Directors at which a quorum was present:

Committee	Members	Meetings in fiscal 2019

Compensation	Wendy Perrow (Chair)	2
	Richard A. Johnson, Ph.D.
	Gregory C. Davis, Ph.D.

Audit	R. Matthew Neff (Chair)	4
	Wendy Perrow
	Richard A. Johnson, Ph.D.
	Gregory C. Davis, Ph.D.

Nominating/Corporate Governance	Richard A. Johnson, Ph.D. (Chair)	1
	Wendy Perrow
	Gregory C. Davis, Ph.D.

Board of Directors		7

The Compensation Committee is responsible for, among other matters, making recommendations to the Board of Directors with respect to:

•	compensation arrangements for the executive officers of BASi;
•	policies relating to salaries and job descriptions;
•	insurance programs;
•	benefit programs, including retirement plans; and
•	administration of the 2018 Equity Incentive Plan.

The Audit Committee is responsible for, among other matters:

•	reviewing with the auditors the scope of the audit work performed;
•	overseeing internal accounting controls;
•	reviewing financial reporting;
•	accounting personnel staffing; and
•	engaging, overseeing and, where necessary, discharging the independent registered public accounting firm.

The Nominating/Corporate Governance Committee is responsible for, among other matters:

•	receiving and reviewing recommendations for nominations to the Board of Directors; and
•	recommending to the Board of Directors individuals as nominees for election to the Board.

The Board of Directors has adopted a written charter for each of the Compensation Committee, the Audit Committee and the Nominating/Corporate Governance Committee, each of which can be found on our website at www.basinc.com. Compensation Committee, Audit Committee and Nominating/Corporate Governance Committee members are not employees of BASi and, in the opinion of the Board of Directors, are “independent” (as defined by applicable NASDAQ and SEC rules and regulations, including those pertaining to committee members). The Board of Directors has determined that R. Matthew Neff is an “audit committee financial expert” (as defined by Item 407(d)(5)(ii) of Regulation S-K) based upon, among other criteria, his professional experience, as described above under “Business Experience of Remaining Members of the Board”.

Director Nominations

The Nominating/Corporate Governance Committee will consider for nomination as directors persons recommended by shareholders entitled to vote on the election of directors. Such recommendations must be made to the Board of Directors in writing and delivered to Bioanalytical Systems, Inc., Attention: Corporate Secretary, 2701 Kent Avenue, West Lafayette, Indiana 47906. There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the Nominating/Corporate Governance Committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, diversity, experience with business and other organizations comparable with BASi, the interplay of the candidate’s experience with that of other members of the Board of Directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and to any of the committees of the Board of Directors. The Nominating/Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, but the Nominating/Corporate Governance Committee does consider, among other things, a director nominee’s potential contribution to the diversity of background and experience of our Board of Directors, including with respect to age, gender, international background, race and specialized experience. The Nominating/Corporate Governance Committee will evaluate nominees for director submitted by shareholders in the same manner in which it evaluates other director nominees.

The Company’s Second Amended and Restated Bylaws, as amended, provide that nominations of persons for election to the Board of Directors may be made (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by any shareholder of the Company (1) who is a shareholder of record on the date of the giving of the relevant notice and on the record date for the determination of shareholders entitled to notice of and to vote at such meeting and (2) who complies with the notice procedures set forth in the Second Amended and Restated Bylaws, as amended. For nominations to be made by a shareholder, the shareholder must deliver notice to Bioanalytical Systems, Inc. not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual shareholders meeting. Nominations must be received between November 19, 2020 and December 19, 2020 for consideration at the 2021 Annual Shareholders’ Meeting. Nominations must set forth, with respect to the person nominated, their name, age, business address and residence address, principal occupation or employment, class and number of shares of BASi which are owned beneficially or of record by the person, and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The shareholder making this proposal must state his, her or its name and record address, the class and number of shares of BASi which he, she or it owns beneficially or of record, a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Chair of the Nominating/Corporate Governance Committee or his or her designee shall have the authority to determine whether a nomination is properly made. No shareholder has properly nominated anyone for election as a director at the 2020 Annual Meeting.

Family Relationships

There are no family relationships among the directors and executive officers of BASi.

Certain Relationships and Transactions

The Board reviews transactions with related parties, if any, including those required to be disclosed under Item 404 of Regulation S-K. On January 12, 2019, the Board of Directors elected Robert Leasure, Jr. as the Company’s President and Chief Executive Officer and as a director of the Company. Mr. Leasure serves as the managing partner and president of LS Associates LLC (“LS”), a management and turnaround firm formed in 2002. From September of 2016 until Mr. Leasure’s election, the Company engaged LS as a financial consultant and paid LS fees in the amount of $298,163.82 in fiscal 2018 and $121,840.91 in fiscal 2019 until his election. Mr. Leasure’s interest in those fees amounted to approximately $223,623 of the fiscal 2018 fees and $91,381 of the fiscal 2019 fees.

Communications with the Board of Directors

Any shareholder who desires to contact members of the Board of Directors, including the non-management members as a group, may do so by writing to:

BASi Corporate Secretary

2701 Kent Avenue

West Lafayette, IN 47906

secretary@BASinc.com

The Corporate Secretary will collect all such appropriate communications and organize them by subject matter. Thereafter, each appropriate communication will be promptly forwarded to the relevant board committee chairperson according to the subject matter of the communication. Appropriate communications addressed to the non-management members as a group will be forwarded to each non-management member of the Board.

Communications with the Audit Committee

Any person who would like to contact the Company for the purpose of submitting a complaint regarding accounting, internal accounting controls, or auditing matters may do so via email, by writing to:

Chairman of the Audit Committee,

R. Matthew Neff

auditcommittee@BASinc.com

Upon receipt of a complaint, the Chairman of the Audit Committee will follow a review process and actions dictated in the Company’s Code of Business Conduct and Ethics to review and address the complaint. The Company’s Code of Business Conduct and Ethics applies to all of BASi’s directors, employees and officers. BASi’s Code of Business Conduct and Ethics is available on the Company’s website at www.basinc.com. We intend to disclose any changes in, or waivers from, our code of ethics applicable to any relevant officer on our website or by filing a Form 8-K with the SEC.

Non-Employee Director Compensation and Benefits

BASi's compensation package for non-employee directors is generally comprised of cash (annual retainers and board and committee meeting fees) and historically has included stock option awards. The annual pay package is designed to attract and retain highly-qualified, independent professionals to represent BASi's shareholders and reflect BASi's position in the industry. Actual annual pay varies among directors based on Board committee memberships, committee chair responsibilities and meetings attended. BASi has not adopted guidelines with respect to non-employee director ownership of common shares. Directors who are employees receive no additional compensation for their service on the Board.

Compensation for non-employee directors during fiscal 2019 consisted of the following:

Type of Compensation	Amount ($)
Annual retainer for Board membership	20,000
Annual retainer for director serving as Chairman of the Board	15,000
Annual retainer for director serving as Chair of the Audit Committee	10,000
Annual retainer for director serving as Chair of the Compensation Committee	5,500
Annual retainer for director serving as Chair of the Nominating/Corporate Governance Committee	2,500
Meeting fee for Board meeting, in person	1,000
Meeting fee for Board meeting, by phone	500
Committee meetings, non-Board meeting days, in person	750
Committee meetings, non-Board meeting days, by phone	500

For meetings of the standing Board committees held in conjunction with a meeting of the Board, no additional fees are paid.

Option Awards

The award disclosed under the heading "Option Awards" consists of the aggregate grant date fair value of the stock option awards granted in fiscal 2019 computed in accordance with FASB ASC Topic 718. The grant date fair value of the option awards may vary from the actual amount ultimately realized based on a number of factors. These factors include BASi's actual operating performance, common share price fluctuations, differences from the valuation assumptions used, the limited liquidity in the trading of the Company’s shares and the timing of exercise or applicable vesting. Assumptions used in the calculation of the grant date fair value are included in Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019.

Business Expenses

The directors are reimbursed for their business expenses related to their attendance at BASi meetings, including room, meals and transportation to and from Board and committee meetings.   Directors are also encouraged to attend educational programs related to Board issues and corporate governance, which are reimbursed by the Company.

Non-Employee Directors' Compensation Table

The following table shows information regarding the compensation of BASi's non-employee directors for fiscal 2019.

DIRECTOR COMPENSATION FOR FISCAL 2019
Name (1)	Fees paid in cash ($)	Option Awards (2) ($)	All Other Compensation ($) (3)	Total ($)
Gregory C. Davis, Ph.D.	38,250	10,500	2,300	51,050
R. Matthew Neff	33,750	10,500	1,447	45,697
Richard A. Johnson, Ph.D.	27,750	10,500	1,457	39,707
Wendy Perrow	29,375	10,500	1,115	40,990

(1)	Total options outstanding for each director at fiscal year-end 2019 were as follows: 35,000 outstanding options for Dr. Johnson, 20,000 outstanding options for Dr. Davis, 20,000 outstanding options for Mr. Neff and 20,000 outstanding options for Ms. Perrow.

(2)	Stock option awards granted to non-employee directors on February 8, 2019 with an exercise price of $1.42 per share and a grant date fair value of $1.05 per share. Assumptions used in the calculation of the grant date fair value are included in Note 9 in the Notes to consolidated financial Statements in BASi’s Annual Report on From 10-K for the fiscal year ended September 30, 2019.

(3)	Reimbursement for travel expenses associated with Board meetings and for participation at conferences.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall this information be incorporated by reference into any existing or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that BASi specifically incorporates it by reference into a filing.

The Audit Committee of the Board operates under a written charter, which is reviewed periodically and was most recently amended in January, 2017. The Audit Committee is comprised of four non-employee directors, each of whom in the opinion of the Board of Directors meets the current independence requirements and financial literacy standards of the NASDAQ Marketplace Rules, as well as the independence requirements of the SEC. In the opinion of the Board of Directors, Mr. Neff meets the criteria for an “audit committee financial expert” as set forth in applicable SEC rules.

BASi’s management is primarily responsible for the preparation, presentation and integrity of the Company’s financial statements. BASi’s independent registered public accounting firm, RSM US LLP (“independent auditors”), is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

The function of the Audit Committee is to assist the Board of Directors in its oversight responsibilities relating to the integrity of BASi’s accounting policies, internal controls and financial reporting. The Audit Committee reviews BASi’s quarterly and annual financial statements prior to public earnings releases and submissions to the SEC; reviews and evaluates the performance of our independent auditors; consults with the independent auditors regarding internal controls and the integrity of the Company’s financial statements; assesses the independence of the independent auditors; and is responsible for the selection of the independent auditors. In this context, the Audit Committee has met and held discussions with members of management and the independent auditors. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Management has also represented to the Audit Committee that the Company’s internal controls over financial reporting were effective as of the end of the Company’s most recently-completed fiscal year.

The Audit Committee also discussed with the independent auditors matters required to be discussed by the applicable requirements of the PCAOB and the Commission. The Audit Committee has also discussed with the Company’s independent auditors the overall scope and plans for the annual audit and reviewed the results of the audit with management and the independent auditors.

In addition, the Audit Committee has discussed the independent auditors’ independence from the Company and its management, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. The Audit Committee has also considered whether the provision of any non-audit services (as discussed under “Fees of Independent Registered Public Accountants”) would impact the independence of the auditors.

The members of the Audit Committee are not engaged in the practice of auditing or accounting. In performing its functions, the Audit Committee necessarily relies on the work and assurances of the Company’s management and independent auditors.

In reliance on the reviews and discussions referred to in this report and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019, be filed with the SEC.

AUDIT COMMITTEE

R. Matthew Neff (Chairman)

Gregory C. Davis, Ph.D.

Wendy Perrow

Richard A. Johnson, Ph.D.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed RSM US LLP (“RSM”) as the Company’s independent registered public accountants for the fiscal year ending September 30, 2020. We are asking our shareholders to ratify RSM as our independent registered public accountants. Although ratification is not required by our Second Amended and Restated Bylaws, as amended, or otherwise, the Board is submitting the selection of RSM to our shareholders for ratification as a matter of good corporate practice.

The proposal will be approved if a quorum is present and more shares represented in person or by proxy and entitled to vote on this item at the Annual Meeting are voted for approval of the proposal than are voted against approval of the proposal. Abstentions and broker non-votes will not count for purposes of determining whether this proposal has been approved.

The Board recommends that shareholders vote “FOR” ratification of the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2020.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Selection of Independent Registered Public Accountants

The Company’s Audit Committee has engaged RSM as the Company’s independent registered public accounting firm for the audit of the consolidated financial statements since the fiscal year ended September 30, 2013.

Representatives of RSM are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions concerning the audit of the Company’s financial statements.

Fees of Independent Registered Public Accountants

The approximate aggregate fees billed for the last two fiscal years for each of the following categories of services are set forth below:

	2019	2018
Audit Fees -
Aggregate fees for annual audit, quarterly reviews	$370,000	$280,000

Audit Related Fees -
Aggregate fees for assurance and related services	$105,000	$83,000

Tax Fees -
Income tax services related to compliance with tax laws	$—	$—

All Other Fees -	$—	$—

There were no fees for services other than the above paid to the Company’s independent registered public accountants.

BASi’s policies require that the scope and cost of all work to be performed for BASi by its independent registered public accountants must be approved by the Audit Committee. Prior to the commencement of any work by the independent registered public accountants on behalf of BASi, the independent registered public accountants provide an engagement letter describing the scope of the work to be performed and an estimate of the fees. The Audit Committee, the Chief Executive Officer and the Chief Financial Officer must review and approve the engagement letter and the estimate before authorizing the engagement. All fees were reviewed and approved by the Audit Committee and the Chief Financial Officer during fiscal 2019 and 2018. Where fees charged by the independent registered public accountants exceed the estimate, the Audit Committee must review and approve the excess fees prior to their payment.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN

On January 24, 2018, the Board of Directors (the “Board”) approved the amendment and restatement of the Company’s 2008 Stock Option Plan in the form of the Bioanalytical Systems, Inc. 2018 Equity Incentive Plan (the “Plan”). The Plan was approved by the shareholders at the 2018 annual meeting. On December 4, 2019, the Board approved an amendment to the Plan to increase the number of shares issuable under the plan by 700,000 and to make corresponding changes to the number of shares issuable as incentive options and as restricted stock or pursuant to restricted stock units. If approved by the shareholders at the annual meeting, the amendment will become effective as of the Board’s approval, on December 4, 2019.

We believe that the amendment is necessary in order to ensure a sufficient number of issuable shares to allow the Company to best utilize equity awards and performance awards to retain and attract the services of key individuals essential to the Company’s long-term growth and financial success and to further align their interests with those of the Company’s shareholders. The Company relies on equity awards to retain and attract key employees and non-employee Board members and the flexibility to grant equity incentive awards is necessary for the Company to remain competitive with regard to retaining and attracting highly qualified individuals upon whom, in large measure, the future growth and success of the Company depends.

The following factors, among others, were taken into account by the Board in approving the amendment: (i), the Company’s historical burn rate under the Plan and other shareholder approved equity plans, (ii) the limited number of shares remaining available under the Plan for future awards and the number of outstanding stock options, (iii) potential dilution resulting from the proposed increase in authorized shares, and (iv) the potential shareholder value transfer resulting from the proposed increase in authorized shares.

The amendment is more fully described below.

•	Increases the Number of Shares Authorized for Issuance Under the Plan. The amendment increases the total number of Common Shares of the Company issuable under the Plan by 700,000 shares and correspondingly adjusts the number of shares issuable as incentive options and as restricted stock or pursuant to restricted stock units following the effective date of the amendment and restatement of the Plan in 2018 to 600,000 and 400,000, respectively. Upon approval by the shareholders, the Plan would have a total of 893,105 shares available for equity awards (including the 193,105 shares remaining available for equity awards currently under the Plan).

In accordance with the SEC’s rules, a description of the Plan, as amended by the amendment proposed herein (the “Amended Plan”), follows. The only proposed changes to the Plan are as specified above. We have attached a copy of the Amended Plan to this proxy statement as Annex A.

Key Terms of the Amended Plan

•	Amended Plan Limits. Following approval of the Amended Plan by the shareholders, the total number of Common Shares available for issuance under the Amended Plan would consist of the 1,200,000 shares authorized under the Plan (of which 193,105 shares currently remaining available for equity awards) and an additional 700,000 shares proposed to be added in the Amended Plan. The Amended Plan designates 600,000 shares as the maximum number of shares as to which incentive options may be granted after the effective date of the amendment and restatement of the Plan in 2018 and 400,000 shares as the maximum aggregate number of shares that may be issued after the effective date of the amendment and restatement of the Plan in 2018 as restricted stock or pursuant to restricted stock units, in each case subject to adjustment as described in the Amended Plan. No employee may be granted stock options and/or stock appreciation rights with respect to more than 100,000 shares in any fiscal year and no employee may be granted restricted stock and/or restricted stock units awards with respect to more than 50,000 shares in any fiscal year, subject to adjustment. In addition, no non-employee director may be granted stock options and/or stock appreciation rights with respect to more than 25,000 shares in any fiscal year, and no non-employee director may be granted restricted stock and/or restricted stock units with respect to more than 12,500 shares in any fiscal year, subject to adjustment. Certain shares, including those subject to awards that are forfeited, amended, terminated, or settled in cash, and other shares, will be eligible for reissuance under the Amended Plan.

•	Eligibility. All employees, officers, consultants and directors of the Company and its subsidiaries are eligible to receive equity awards under the Amended Plan, except that incentive options may not be granted to non-employee directors or consultants. Currently, there are approximately 387 employees (including our executive officers) and 4 non-employee directors eligible to participate in the Amended Plan. The Committee is authorized to make awards to employees and consultants as selected in its discretion, and the Board has authority to make awards to non-employee directors of the Company.

•	Administration. The Committee has the authority and responsibility to administer the Amended Plan, except for awards to non-employee directors, which are administered by the Board. The Committee consists solely of not less than 2 members intended to be “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, “outside directors” under regulations promulgated under Section 162(m), and “independent directors” under NASDAQ rules. The Committee may exercise broad discretionary authority in the administration of the Amended Plan, including the authority to determine the treatment of awards upon an employee’s retirement, disability, death, or during a leave of absence. In addition, the Committee is authorized to delegate some or all of its ministerial duties to one or more of its members or to one or more employees or agents of the Company.

•	Amendments and Termination. The Amended Plan terminates on January 24, 2028. The Amended Plan may be terminated at any time prior to that date by the Board, in its sole discretion, and the Board may also amend the Amended Plan at any time, provided that shareholder approval is required for any amendment to the extent necessary to comply with applicable law and the rules, regulations, or requirements of NASDAQ or any other stock exchange on which the Common Shares are listed or traded. Currently, NASDAQ rules would require shareholder approval for a material revision of the Amended Plan, which would include (i) any material increase in the number of shares to be issued under the Amended Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction), (ii) any material increase in benefits to participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which shares or options to purchase shares may be offered, or (c) extend the duration of the Amended Plan, (iii) any material expansion of the class of participants eligible to participate in the Amended Plan and (iv) any expansion in the types of options or awards provided under the Amended Plan.

•	Types of Awards. Four different types of equity awards may be granted under the Amended Plan, which awards may be free-standing or granted in tandem. They are as follows:

o	Stock Options. Stock options entitle the holder of the options to elect to purchase up to a specified number of the Company’s Common Shares at a specified price (the exercise price). The exercise price cannot be less than the fair market value of the Common Shares when the options are granted. Under the Amended Plan, stock options may be incentive options or “non-qualified options” under the Code. Stock options may not be exercised more than ten years from the date of grant, unless the Committee determines otherwise on an individual basis. The applicable option exercise price is payable at the time of exercise in any of the following methods, to the extent permitted by the Committee: (i) cash, (ii) delivery of Common Shares owned by the optionee having a value at the time of exercise equal to the exercise price, (iii) broker-assisted cashless exercise, (iv) subject to the approval of the Committee, any other manner permitted by law, or (v) any combination of the foregoing.

o	Stock Appreciation Rights. A stock appreciation right entitles the holder to receive, for each share as to which the award is granted, payment of an amount, in cash, in Common Shares, or in a combination, as determined by the Committee, equal in value to the excess of the fair market value of a Common Share on the date of exercise over the fair market value of a Common Share on the day such stock appreciation right was granted.

o	Restricted Stock. Restricted stock means Common Shares that are actually issued to the recipient of the award, but the recipient has no right to sell them, pledge them, or otherwise transfer any interest in them until it is determined in the future how many shares the recipient is entitled to retain (free of such restrictions) and how many shares must be forfeited to the Company. Such determination will be based on the conditions the Committee attaches to the award, which may include performance-based conditions.

o	Restricted Stock Unit (“RSU”). An RSU award is a promise by the Company to issue up to a fixed number of Common Shares to the award recipient at some point in the future, with the number of such shares that are actually issued being determined by the conditions attached to the award by the Committee (which may include performance-based conditions).

•	Vesting and Forfeiture of Awards. The exercisability of stock options, and the vesting or forfeiture of all other equity awards under the Amended Plan, may be conditioned in any manner that the Committee chooses. The Amended Plan grants broad discretion to the Committee to determine the terms and conditions applicable to awards made under the Amended Plan. For example, time-based equity awards may be granted with the condition that they will become earned (vested) ratably over a period of years as long as the recipient remains employed. Performance-based equity awards may be granted with the condition that they will become earned (vested) or be forfeited in accordance with the attainment of specified financial or other performance objectives.

•	Treatment Upon a Separation from Service. Unless otherwise specifically provided by the Committee in the award agreement or any amendment thereto, awards terminate as provided below:

o	All unvested portions of awards held by the participant on the date of the participant’s death or Separation from Service, as the case may be, shall immediately be forfeited by such participant as of such date; all vested portions of awards (other than vested portions of stock options) held by the participant on the date of the participant’s death or Separation from Service, as the case may be, shall be paid in accordance with the payout schedule applicable to vested awards; and all vested portions of stock options held by the participant on the date of the participant’s death or Separation from Service (for reasons other than Cause), as the case may be, shall remain exercisable for thirty (30) days following such Separation from Service (but not beyond the expiration of the term of the Stock Option) except as otherwise provided below.

o	If the participant’s Separation from Service (for reasons other than Cause) occurs by reason of Retirement or Disability, the participant may exercise all outstanding options with respect to shares for which it could have been exercised on the effective date of the participant’s retirement within the period of three (3) months immediately succeeding the participant’s retirement (but not beyond the expiration of the term of the stock option), or if by reason of Disability, within twelve (12) months after such disability (but not beyond the expiration of the term of the stock option).

o	In the event the participant’s Separation from Service is due to death, the participant’s beneficiary or estate, if no beneficiary, may exercise outstanding options to the extent that the participant was entitled to exercise the options at the date of his death, but only until the date which is twelve (12) months from the date of the participant’s death (but not beyond the expiration of the term of the Stock Option).

o	Unless otherwise provided pursuant to any written agreement, if a participant incurs a Separation from Service for Cause, all awards held by a participant on the date of such Separation from Service for Cause, whether vested or unvested, shall immediately be forfeited by such participant as of such date.

•	Performance-Based Awards. The Committee has the right under the Amended Plan to grant awards that will become earned (vested) or be forfeited based on the level of achievement of relevant performance objectives.

•	Transferability of Certain Awards. Unless otherwise provided by the Committee, stock options and stock appreciation rights granted under the Amended Plan will not be transferable by a participant other than by will or the laws of descent and distribution, and restricted stock and RSU awards may not be sold, assigned, transferred, pledged, or otherwise encumbered during the Vesting Period (as defined in the Amended Plan).

•	Dividends and Voting. The Committee has discretion to either permit or deny the holder of an award of shares under the Amended Plan the right to dividends (or a cash equivalent for shares not actually issued), and the Committee may permit or deny voting rights to the holder of an award of restricted stock.

•	Change in Control. Unless an award is granted with contrary provisions or the participant has an agreement with the Company with contrary provisions, in the event of a “Change in Control” of the Company (as defined in the Amended Plan) (i) with respect to any outstanding Full Value Awards (any award other than a stock option or stock appreciation right), restrictions and vesting conditions applicable to the Full Value Award that are based upon one or more performance factors shall lapse with respect to a pro-rata portion (based on the number of days from the beginning of the applicable performance period to and including the date of the Change in Control) of the number of shares subject to such Full Value Award that would have been earned by the award holder (a) with respect to market-based goals, determined as the greater of the target goal or the transaction price with respect to the Company’s common shares on the effective date of the Change in Control, and (ii) with respect to performance-based goals, determined as the greater of the target goal or as determined by actual performance in accordance with the underlying plan formula as of the date of the Change in Control and (ii) the Committee may, in its sole discretion, accelerate the payment date of all RSU awards. In addition, upon a Change in Control the result of which is that the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board of Directors may, after considering any accounting impact to the Company, take such action as it in its discretion deems appropriate to (i) cash out outstanding vested stock options and/or other awards at or immediately prior to the date of such event that will not otherwise be assumed or substituted, (ii) provide for the assumption or substitution of outstanding stock options or other awards by surviving, successor or transferee entities, (iii) provide that in lieu of Common Shares of the Company, the award recipient shall be entitled to receive the consideration he or she would have received in such transaction in exchange for such Common Shares (or the Fair Market Value thereof in cash), and/or (iv) provide that stock options shall be exercisable for a period of at least ten business days from the date of receipt of a notice from the Company of such proposed event, following the expiration of which period any unexercised stock options shall terminate. Furthermore, for any change in corporate structure affecting the Common Shares subject to an outstanding award, the number and kind of Common Shares or other securities which are subject to the Amended Plan or subject to any awards theretofore granted, and the exercise prices, may be appropriately and equitably adjusted by the Board of Directors so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price, if any.

•	Waiver of Conditions. The authority of the Committee under the Amended Plan generally includes the right to waive the satisfaction of any or all conditions in an award as to the vesting of the shares awarded.

•	Awards under the Plan. Awards made under the Plan remain subject to the terms and conditions of the Plan.

Federal Income Tax Consequences to Participants

The following discussion is limited to a summary of the U.S. federal income tax consequences of the grant, exercise, and vesting of awards under the Amended Plan. The tax consequences of the grant, exercise, or vesting of awards may vary depending upon the particular circumstances, and it should be noted that income tax laws, regulations, and interpretations change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

•	Non-Qualified Stock Options. In general, (i) a participant will not recognize income at the time a non-qualified option is granted, (ii) a participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price paid for the shares and (iii) at the time of sale of shares acquired pursuant to the exercise of the non-qualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

•	Incentive Stock Options. A participant will not recognize income at the time an incentive option is granted or exercised. However, the excess of the fair market value of the shares on the date of exercise over the option exercise price paid may constitute a preference item for the alternative minimum tax. If shares are issued to the optionee pursuant to the exercise of an incentive option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the issuance of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares as of the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

•	Stock Appreciation Rights. A participant will not recognize income upon the grant of stock appreciation rights. The participant generally will recognize ordinary income when the stock appreciation rights are exercised in an amount equal to the cash and the fair market value of any unrestricted shares received on the exercise.

•	Restricted Stock. A participant will not be subject to tax until the shares of restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code. At that time, the participant will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a participant who so elects under Section 83(b) of the Code within 30 days of the date of award of the shares will have taxable ordinary income on the date of award of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to forfeiture and transfer restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

•	RSUs. A participant will not recognize income upon the grant of an RSU award. Upon payment of the awards, the participant generally will recognize ordinary income in an amount equal to the cash and the fair market value of any unrestricted shares received.

•	Dividends or Dividend Equivalents. Any dividend or dividend equivalents awarded with respect to awards granted under the Amended Plan and paid in cash or unrestricted shares will be taxed to the participant at ordinary income rates when such cash or unrestricted shares are received by the participant.

•	Section 409A. The Amended Plan permits the grant of various types of awards that may or may not be exempt from Section 409A of the Code. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the award could be subject to tax at an earlier time than described above and could be subject to additional taxes and penalties. Awards granted under the Amended Plan generally will be designed either to be exempt from, or to comply with the requirements of, Section 409A.

•	Federal Income Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not an “excess parachute payment” within the meaning of Section 280G of the Code.

No benefits or amounts have been granted, awarded, or received under the Amended Plan. Future awards under the Amended Plan will be granted by the Committee, in its discretion, and the amounts payable to the Company’s employees and directors under the Amended Plan are not currently determinable. Such amounts will depend on the performance objectives selected by the Committee, the established targets, and the extent to which such targets are achieved.

The Board recommends that shareholders vote “FOR” the approval of the amendment to the 2018 Equity Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee and Compensation Methodology

During fiscal 2019, the Compensation Committee of the Board of Directors was responsible for administering the compensation and benefit programs for BASi's team members, including its executive officers. The Compensation Committee annually reviews and evaluates cash compensation and stock option and other equity award recommendations from management along with the rationale for such recommendations, as well as summary information regarding the aggregate compensation provided to BASi's executive officers. The Compensation Committee examines these recommendations in relation to BASi's overall objectives and makes compensation recommendations to the Board for final approval. The Compensation Committee also sends to the Board for approval its recommendations on compensation for the President and Chief Executive Officer. No officer participates in the decisions of the Board as to his or her compensation package.

BASi's executive compensation practices are affected by the highly competitive nature of the biotechnology industry. The Company has historically developed compensation packages for BASi's executive officers that meet each of the following three criteria: (1) market compensation levels competitive with companies of similar size, geographic characteristics and performance to BASi; (2) performance-based "at risk" pay; and (3) shareholder-aligned incentives that are structured to create alignment between the shareholders and executives with respect to short-term and long-term objectives.

On February 7, 2013, the Board of Directors approved an Annual Incentive Bonus Plan (“AIBP”) for all salaried and hourly employees of BASi, including BASi’s Named Executive Officers or “NEOs”. This AIBP was established in order to align all participants with the annual goals and objectives of the Company and to create a direct link between compensation and the annual financial and operational performance of the Company. Under the terms of the AIBP, salaried and hourly employees, including the NEOs, were eligible to receive performance-based incentive bonuses based on the Company’s achievement of specific EBITDA levels for the fiscal years ended September 30, 2019 and 2018, respectively, as well as the individual’s accomplishment of specific performance goals. If an NEO has an employment agreement, any bonus amount earned will be governed by that agreement versus the AIBP. In fiscal 2018, no AIBP bonuses were earned by the NEOs. In fiscal 2019, our NEOs earned bonuses as specified in the Summary Compensation Table below.

Compensation Risks

The Company has considered the components of the Company's compensation policies and practices. We believe that risks arising from our compensation policies and practices for our employees, including our executive officers, are not likely to have a material adverse effect on us. In addition, the committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risk.

The Company has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking. It concluded that:

•	The combination of base salary and incentive compensation, including annual incentive compensation and long-term incentive compensation, reduces the significance of any one particular compensation element.

•	Vesting periods for equity compensation awards, which historically have consisted of option grants, encourages long-term perspectives among award recipients.

•	The Company's performance goals are appropriately set in order to avoid targets that, if not met, result in a large percentage loss of compensation.

•	Our system of internal control over financial reporting, among other controls, reduce the likelihood of manipulation of our financial performance to enhance payments under incentive compensation plans.

Based on the foregoing, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on BASi.

Employment Agreements

During fiscal 2019, BASi had employment agreements with Mr. Leasure and Dr. Sagartz.

Employment Agreement with Mr. Leasure

Effective January 12, 2019, Mr. Leasure was elected President and Chief Executive Officer and as a director of the Company. After his election, Mr. Leasure’s compensation in fiscal 2019 was determined in accordance with an Employment Agreement (the “2019 Leasure Employment Agreement”) with the Company. Pursuant to the 2019 Leasure Employment Agreement, Mr. Leasure agreed to serve as the President and Chief Executive Officer of the Company for a term ending on December 31, 2019, subject to extension for successive one-year periods thereafter upon the mutual agreement of the parties. Under the 2019 Leasure Employment Agreement, Mr. Leasure was entitled to (a) receive an initial base salary at a rate of $270,000 per year, (b) have an annual incentive opportunity of up to 33% of his base salary for the year, (c) receive a cash bonus in the annual amount of $45,000, payable quarterly based upon the achievement of Board-approved Company goals, and (d) vacation in accordance with Company policy and reimbursement for ordinary and necessary business expenses. Mr. Leasure was also entitled to participate in the Company’s benefit plans and programs provided to Company executives generally, subject to eligibility requirements and other terms and conditions of those plans. Also under the terms of the 2019 Leasure Employment Agreement and under the Company’s 2018 Equity Incentive Plan (the “Plan”), on the first day of his employment, Mr. Leasure received (i) an inducement grant of 34,615 common shares of the Company, (ii) 10,000 restricted common shares of the Company and (iii) options to purchase 55,000 of the Company’s common shares. The restricted common shares and stock options are subject to vesting and forfeiture, including in the event of Mr. Leasure’s termination by the Company for cause or Mr. Leasure’s resignation other than for good reason (each as defined in the 2019 Leasure Employment Agreement).

The 2019 Leasure Employment Agreement provided for certain non-competition, non-solicitation and confidentiality undertakings. Should Mr. Leasure’s employment have been terminated by reason of Mr. Leasure’s death, by the Company without cause or in the event of Mr. Leasure’s disability (as defined in the 2019 Leasure Employment Agreement), or by Mr. Leasure for good reason, Mr. Leasure or his estate would have been entitled to his base salary and a prorated portion of his annual incentive award for the year in which termination occurs, in each case through the effective date of the termination of his employment. If Mr. Leasure’s employment had been terminated by the Company other than for cause, or by Mr. Leasure for good reason, in either case within 12 months after a change in control (as defined in the Plan) (i) the Company would have paid to Mr. Leasure in a lump sum, as severance compensation, an amount equal to one times his base salary then in effect plus one times his annual incentive compensation paid for the Company’s last calendar year, (ii) all unvested outstanding options to purchase the Company’s common shares, unvested awards of restricted stock and unvested awards of restricted stock units held by Mr. Leasure would have vested immediately prior to the termination and, in the case of any such options, remained exercisable for a period of 30 days following the effective date of the termination, and (iii) Mr. Leasure would have been entitled to receive, a pro-rata portion of the number of performance shares that would have been earned by Mr. Leasure if the performance conditions related thereto were satisfied at the target level for such awards and Mr. Leasure had been employed on the date required to earn such shares.

On January 27, 2020 Mr. Leasure entered into a new employment agreement with the Company (the “2020 Leasure Employment Agreement”). The 2020 Leasure Employment Agreement replaces the 2019 Leasure Employment Agreement, which expired on December 31, 2019, and extends the term of Mr. Leasure’s service as our President and Chief Executive Officer through December 31, 2020, subject to extension for successive one-year periods thereafter upon the mutual agreement of the parties. Under the 2020 Leasure Employment Agreement, Mr. Leasure is entitled to (a) receive an annual base salary of $370,000, (b) have an annual incentive opportunity of up to 50% of his base salary for the year and (c) vacation in accordance with Company policy and reimbursement for ordinary and necessary business expenses. Mr. Leasure remains entitled to participate in the Company’s benefit plans and programs provided to Company executives generally, subject to eligibility requirements and other terms and conditions of those plans. Also under the terms of the 2020 Leasure Employment Agreement and under the Plan, on the effective date of the 2020 Leasure Employment Agreement, Mr. Leasure received (i) 13,000 restricted common shares of the Company and (ii) options to purchase 45,000 of the Company’s common shares, each subject to vesting and forfeiture, including in the event of Mr. Leasure’s termination by the Company for cause or Mr. Leasure’s resignation other than for good reason (each as defined in the 2020 Leasure Employment Agreement). The non-competition, non-solicitation and confidentiality undertakings and the termination benefits under the 2020 Leasure Employment Agreement are consistent with those described above for the 2019 Leasure Employment Agreement.

Employment Agreement with Dr. Sagartz

Dr. Sagartz’s employment agreement with the Company (the “Sagartz Employment Agreement”) renews for successive one year terms ending July 1st unless otherwise terminated by either party with prior written notice. The Sagartz Employment Agreement specifies a $250,000 annual salary, which may be increased from time to time by the Company. Dr. Sagartz is entitled to vacation in accordance with Company policy and reimbursement for ordinary and necessary business expenses and is also entitled to participate in the Company’s benefit plans and programs provided to Company executives generally, including as pertaining to incentive compensation, subject to eligibility requirements and other terms and conditions of those plans.

The Sagartz Employment Agreement provides for certain non-competition, non-solicitation and confidentiality undertakings. If Dr. Sagartz is terminated by the Company without cause or Dr. Sagartz resigns for good reason (in each case, as defined in the Sagartz Employment Agreement) in addition to payment of earned or accrued compensation and benefits and reimbursement of accrued expense, he would be entitled to (i) reimbursement of an amount equal to his monthly COBRA premiums for a period of 12 months after his termination, provided such payments would cease upon his becoming entitled to other health insurance, (ii) payment of an amount equal to his annual salary for 12 months in equal bi-weekly installments over the 12 month period following the termination and (iii) a pro-rated portion of the annual bonus he was eligible for, if any, for the completed portion of any fiscal year in which the termination occurs based on the relevant portion of the bonus that would have been earned, if any, had he remained employed through the fiscal year and payable at the time payable were he to have remained employed.

Fiscal 2019 Summary Compensation Table

For fiscal 2019, our Named Executive Officers or “NEOs” were Mr. Leasure, Dr. Sagartz and Mr. Daniel Thomas Oakley. The following narrative, tables and footnotes describe the "total compensation" earned by the Company’s NEOs during fiscal 2019. Messrs. Leasure and Oakley and Dr. Sagartz did not serve as Named Executive Officers of the Company during fiscal 2018. Individual components of the total compensation calculation reflected in the Summary Compensation Table are broken out below:

Salary. Base salary earned during fiscal 2019. The terms of Mr. Leasure and Dr. Sagartz’s employment agreements governed their base salary.

Bonus. The amounts presented under the Nonequity incentive plan compensation column represent accrued bonuses (i) related to the Company’s AIBP for fiscal 2019 with respect to Dr. Sagartz and Mr. Oakley and (ii) in the case of Mr. Leasure, related to his employment agreement.

Equity Awards. The awards disclosed under the headings "Stock Awards" and "Option Awards" consist of the aggregate grant date fair value of the restricted stock or stock option awards, as applicable, granted in fiscal 2019 computed in accordance with FASB ASC Topic 718. The grant date fair value of the option awards may vary from the actual amount ultimately realized by the NEO based on a number of factors. The factors include BASi's actual operating performance, common share price fluctuations, differences from the valuation assumptions used, the limited liquidity in the trading of the Company’s shares and the timing of exercise or applicable vesting. Assumptions used in the calculation of the grant date fair value are included in Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019.

All Other Compensation. The amounts included under “All Other Compensation” are described in the footnotes to the table.

SUMMARY COMPENSATION TABLE

Name	Principal Position	Year	Salary ($)	Nonequity Incentive Plan Compensation ($)		Stock Awards ($) (1)		Options ($) (1)		All Other Compensation ($)	Total ($)
Robert W. Leasure, Jr (2)	President and Chief Executive Officer	2019	191,250	97,491	(3)	57,107	(4)	51,700	(5)	-	397,548

Daniel Thomas Oakley (6)	Chief Operating Officer	2019	250,000	15,000	(7)	-		36,750	(8)	-	301,750

John E. Sagartz, DVM Ph.D., DACVP (9)	Chief Strategy Officer	2019	250,000	15,000	(10)	-		-		-	265,000

(1)	Represents the aggregate grant date fair value of the stock option and restricted stock awards granted in fiscal 2019 in accordance with FASB ASC Topic 718.
(2)	Mr. Leasure was elected President and Chief Executive Officer on January 14, 2019.
(3)	Bonus related to Mr. Leasure’s employment agreement.
(4)	Grant date fair value of two grants. Inducement grant on January 14, 2019 for 34,615 common shares. Restricted stock grant for 10,000 common shares vesting 100% on January 14, 2021.
(5)	Grant date fair value of option grant on January 14, 2019 for 55,000 options on common shares, vesting 33% on January 14, 2020, 33% on January 14, 2021 and 34% on January 14, 2022.
(6)	Mr. Oakley was appointed Chief Operating Officer on February 11, 2019.
(7)	Bonus related to the AIBP for fiscal 2019.
(8)	Grant date fair value of new grant on February 8, 2019 for 35,000 options on common shares, vesting 40% on February 8, 2020, 30% on February 8, 2021 and 30% on February 8, 2022.
(9)	Dr. Sagartz became Chief Strategy Officer on July 1, 2018.
(10)	Bonus related to the AIBP for fiscal 2019.

Outstanding Equity Awards at Fiscal Year-End Table

In addition to restricted stock awards, BASi has awarded stock options to members of its senior management and other BASi team members. The terms of these awards typically provide for vesting over a defined period of time; however, the Compensation Committee and the Board generally have the ability to alter, and occasionally do alter, the vesting schedule to meet specific objectives. The options expire if not exercised within ten years from the date of grant. The following table shows the equity awards granted to BASi's NEOs that were outstanding as of the end of BASi's 2019 fiscal year. Dr. John Sagartz had no options outstanding at the end of fiscal 2019.

OUTSTANDING EQUITY AWARDS AT FISCAL 2019 YEAR-END
OPTION AWARDS

	Number of Securities Underlying Unexercised Options
Name	(#) Exercisable	(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Robert W. Leasure, Jr.	18,333	36,667	(1)	1.30	January 14, 2029

Daniel Thomas Oakley	-	35,000	(2)	1.42	February 8, 2029

(1)	Options on 18,333 shares vest on January 14, 2021 and 18,334 shares vest on January 14, 2022.
(2)	Options on 14,000 shares vest on February 8, 2020; 10,500 shares vest on February 8, 2021 and 10,500 shares vest on February 8, 2022.

RESTRICTED STOCK AWARDS
Name	Number of Shares that Have Not Vested		Market Value of Shares That Have Not Vested
Robert W. Leasure, Jr.	10,000	(1)	$35,900

(1)	Shares vest on January 14, 2021.

Equity Compensation Plan Information

BASi maintains the Bioanalytical Systems, Inc. 2018 Equity Incentive Plan (the “Plan”), which amended and restated the Company’s 2008 Stock Option Plan. The following table gives information about equity awards under the Plan as of the end of fiscal 2019.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under the Equity Compensation Plan*
Equity compensation plans approved by security holders	760,790	$1.63	270,289

Equity compensation plans not approved by security holders	15,000	$0.86	-
TOTAL	775,790	$1.61	270,289

*Excluding securities reflected in first column.

For additional information regarding the Plan, please see Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019.

The Company does not currently have in place any practices or policies regarding the ability of its employees (including officers) or directors to purchase securities or other financial instruments, or to otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by the employee or director.

PRINCIPAL SHAREHOLDERS

Common Shares

The following table shows, as of January 27, 2020, the number of common shares owned by our directors, executive officers named in the Summary Compensation Table above, our current directors and executive officers as a group, and beneficial owners known to us to hold more than 5% of our outstanding common shares. As of January 27, 2020, there were 10,818,057 common shares outstanding.

Name	Shares Owned		%
Peter T. Kissinger (1)	1,275,767		11.8
Candice B. Kissinger(2)	1,275,767		11.8
Estate of Seth W. Hamot (3)	636,621		5.9
Kimberly L. Sagartz (4)	632,475		5.9
John E. Sagartz (4)	630,499		5.8
Robert Leasure, Jr. (4)	196,298	(5)	1.8
Daniel Thomas Oakley (4)	57,520		*
Richard A. Johnson, Ph.D. (4)	32,000	(6)	*
R. Matthew Neff (4)	29,125	(7)	*
Gregory C. Davis, Ph.D. (4)	27,000	(8)	*
Wendy Perrow (4)	17,000	(9)	*

11 Executive Officers and Directors as a group	1,240,468		11.5

* Less than 1%

(1)	Dr. Kissinger’s shares owned beneficially include 427,547 shares over which he has sole voting and dispositive power, 595,910 shares over which he shares voting and dispositive power with his spouse and 252,310 shares over which his spouse has sole voting and dispositive power, including 1,354 shares indirectly held by Ms. Kissinger as custodian for the benefit of their children. The address for Dr. Kissinger is 111 Lorene Place, West Lafayette, Indiana 47906. The information is based on a Form 13D/A filed with the Securities and Exchange Committee on January 29, 2010.
(2)	Ms. Kissinger’s shares owned beneficially include 252,310 shares over which she has sole voting and dispositive power, including 1,354 shares indirectly held by Ms. Kissinger as custodian for the benefit of their children, 595,910 shares over which she shares voting and dispositive power with her spouse and 427,547 shares over which her spouse has sole voting and dispositive power. The address for the Ms. Kissinger is 111 Lorene Place, West Lafayette, Indiana 47906. The information is based on a Form 13D/A filed with the Securities and Exchange Committee on January 29, 2010.
(3)	The last reported address for Mr. Hamot was 222 Berkeley Street, 17th floor, Boston, Massachusetts, 02116.
(4)	Addresses are in care of BASi at 2701 Kent Avenue, West Lafayette, Indiana 47906.
(5)	Shares owned include 18,333 shares underlying exercisable stock options as of January 27, 2020.
(6)	Shares owned include 22,000 shares underlying exercisable stock options as of January 27, 2020.
(7)	Shares owned include 7,000 shares underlying exercisable stock options as of January 27, 2020.
(8)	Shares owned include 7,000 shares underlying exercisable stock options as of January 27, 2020.
(9)	Shares owned include 7,000 shares underlying exercisable stock options as of January 27, 2020.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of BASi’s Common Shares and any other person subject to section 16(a) with respect to BASi to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of BASi’s Common Shares and other equity securities. On the basis of information available to us, we believe that all filing requirements were met for fiscal 2019, except that one Form 4 disclosing one transaction for each of William Pitchford and Joseph Flynn were filed late.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Shareholders desiring to submit proposals to be included in the Proxy Statement for the 2021 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be required to submit them to the Company in writing on or before October 6, 2020, provided however, that if the date of the 2021 Annual Meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Any such shareholder proposal must also be in proper in form and substance, as determined in accordance with the Exchange Act and the rules and regulations promulgated thereunder.

Shareholders who intend to nominate individuals for election to the Board of Directors must comply with the advance notice provisions specified under the "Director Nominations" section above. The mailing address of the principal offices of BASi is 2701 Kent Avenue, West Lafayette, Indiana 47906.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors of BASi has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named herein is nominated at the meeting for election as a director because a nominee named herein is unable to serve or for any reason will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendations of the Board of Directors of BASi.

By Order of the Board of Directors,

Jill C. Blumhoff

Chief Financial Officer, Vice President of Finance, Secretary

ANNEX A

AMENDED AND RESTATED

BIOANALYTICAL SYSTEMS, INC.

2018 EQUITY INCENTIVE PLAN

(Approved by the Board of Directors as of January 24, 2018, as amended)

recitals

WHEREAS, on January 21, 2008, the Board of Directors of the Company adopted the Bioanalytical Systems, Inc. 2008 Stock Option Plan (the “Original Plan”), which Original Plan was approved by the Company’s shareholders at a meeting held on March 20, 2008; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders to increase the total number of Common Shares of the Company that can potentially be issued under the Plan, to provide for additional types of equity awards that may be awarded to participants under the Plan, and to make certain other amendments; and

WHEREAS, the Board of Directors of the Company has, subject to shareholder approval, approved the amendment and restatement of the Plan in the form that follows (the “Plan”) to amend, restate, supersede and replace the Original Plan (when approved by the shareholders of the Company), for purposes of increasing the total number of Common Shares of the Company that can potentially be issued under the Plan, providing for additional types of equity awards that may be awarded to participants under the Plan, and making certain other amendments thereto.

SECTION 1.          Purpose and Types of Awards

1.1           The purposes of the Plan are to enable the Company to attract, retain and reward its employees, officers and directors, and strengthen the mutuality of interests between such persons and the Company’s shareholders by offering such persons an equity interest in the Company and thereby enabling them to participate in the long-term success and growth of the Company.

1.2           Awards under the Plan may be in the form of (a) Stock Options; (b) Stock Appreciation Rights; (c) Restricted Stock; and/or (d) Restricted Stock Units. Awards may be free-standing or granted in tandem. If two awards are granted in tandem, the award holder may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

1.3           Notwithstanding any provisions herein to the contrary, awards made under the Original Plan remain subject to the terms and conditions of the Original Plan except as otherwise specifically provided herein.

SECTION 2.          Definitions and Rules of Construction

2.1           When capitalized in this Plan, the following terms shall have the meanings specified below (or as elsewhere defined), unless the context otherwise requires:

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall have the meaning set forth in an employment or consulting agreement between a Participant and the applicable Employer, or, if no such agreement exists, or if such agreement does not define “Cause,” “Cause” shall mean (i) the refusal or neglect of the Participant to perform substantially his or her Services, (ii) the Participant’s personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant’s indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of the provision of Services which in no way adversely affects the Company and its Subsidiaries or their reputation or the ability of the Participant to perform Services or to represent the Company or any Subsidiary of the Company in the performance of such Services), (iv) the Participant’s failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries or (v) the Participant’s material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary.

“Change in Control” shall mean the occurrence of any one of the following events:

(a)  any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company’s then outstanding securities (assuming conversion of all outstanding non-voting securities into voting securities and the exercise of all outstanding options or other convertible securities);

(b)  the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, a majority of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company’s then outstanding securities; or

(c)  the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity a majority of the combined voting power of the voting securities of which is owned by substantially all of the shareholders of the Company immediately prior to such sale in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding any other provision of this Section to the contrary, to the extent an award is subject to Section 409A of the Code, an occurrence shall not constitute a Change in Control if it does not constitute a change in the ownership or effective control, or in the ownership of a substantial portion of the assets of, the Company or another allowable acceleration event under Section 409A of the Code and its interpretive regulations.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the committee of the Board designated by the Board to administer the Plan, or if no committee is designated, and in any case with respect to awards to Non-Employee Directors, the entire Board. The Committee shall be comprised solely of not less than two (2) members, each of whom shall qualify as:

(a)          A “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act, and

(b)          An “outside director” within the meaning of Section 162(m), and

(c)          If the Common Shares are readily tradable on a national securities exchange or other market system, an “independent director” as such term is defined or used by the rules of the exchange or system on which the Company’s Common Shares are listed.

“Common Shares” shall mean the Common Shares of the Company.

“Company” shall mean Bioanalytical Systems, Inc. and its successors.

“Cutback Amount” shall have the meaning set forth in Section 15.8(a).

“Disability” shall mean that a Participant meets one of the following requirements: (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

“Effective Date” shall mean, as to the Original Plan, March 20, 2008 and, as to the Plan as amended and restated, January 24, 2018.

“Employee” shall mean an employee of the Company or of any Subsidiary of the Company as described in Treasury Regulation Section 1.421-1(h).

“Employer” shall mean the Company or applicable Subsidiary for which the Participant performs Services.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excise Tax” shall have the meaning set forth in Section 15.8(a).

“Fair Market Value” shall mean, with respect to a Common Share as of a particular date, the average of the high and the low sales prices of the Common Shares on the trading day immediately before such date, as reported by the principal exchange or market over which the Common Shares are then listed or regularly traded. If the Common Shares are not readily tradable on a national securities exchange or other market system any other value as otherwise determined in good faith by the Board through the reasonable application of a reasonable valuation method within the meaning of Section 409A.

“Full Value Award” shall mean any award under the Plan other than a Stock Option or Stock Appreciation Right.

“Incentive Option” shall mean a Stock Option granted under the Plan that both is designated as an Incentive Option and qualifies as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” shall mean a director of the Company who is not employed as an Employee by the Company or any of its Subsidiaries.

“Non-Qualified Option” shall mean a Stock Option granted under the Plan that either is designated as a Non-Qualified Option or does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Optionee” shall mean any person who has been granted a Stock Option under the Plan or who is otherwise entitled to exercise a Stock Option.

“Option Period” shall mean, with respect to any portion of a Stock Option, the period after such portion has become exercisable and before it has expired or terminated.

“Participant” shall mean any individual selected by the Committee to be granted an Award under the Plan.

“Payment” shall have the meaning set forth in Section 15.8(a).

“Plan” shall have the meaning set forth in the recitals.

“Relationship” shall mean the status of employee, officer or director of the Company or any Subsidiary of the Company.

“Restricted Stock” shall mean an award described in Section 8.

“Restricted Stock Units” or “RSUs” shall mean an award described in Section 9.

“Retirement” shall mean a Participant’s voluntary Separation from Service without Cause on or after the attainment of age sixty (60) and with the consent of the Committee.

“Rule 16b-3” shall mean Rule 16b-3 under the Exchange Act and any future rule or regulation amending, supplementing, or superseding such rule.

“Section 409A” shall mean Section 409A of the Code and all regulatory and interpretative guidance issued thereunder, as amended from time to time, and any successor provisions or regulations.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Services” shall mean the provision of personal services to an Employer, including, without limitation, in the capacity of a consultant, an Employee or a Nonemployee Director.

“Separation from Service” or “Separates from Service” shall mean a Participant’s Retirement, or other termination of employment or Relationship with the Employer; provided, however, that to the extent an award is subject to Section 409A of the Code, an event shall not constitute a Separation from Service unless it also constitutes a “separation from service” within the meaning of Section 409A.

“Stock Appreciation Right” shall mean an award described in Section 7.

“Stock Option” shall mean a right to purchase Common Shares granted pursuant to the Plan, including Incentive Options and Non-Qualified Options.

“Subsidiary” shall mean any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, more than 50% of the ownership interests; provided, however, that for purposes of granting Incentive Options, the term “Subsidiary” shall mean any company (other than the Company) that is a “subsidiary corporation” within the meaning of Section 424 of the Code.

“Vesting Period” shall have the meaning set forth in Section 9(a).

“Unvested” means an award (or portion of an award) that has not yet vested.

2.2           The following rules shall govern in interpreting the Plan:

(a)          The Plan and all awards are intended to be exempt from the provisions of Section 409A of the Code, and the Plan and all awards shall be administered to effect compliance with such intent.

(b)          Any reference herein to a provision of law, regulation or rule shall be deemed to include a reference to the successor of such law, regulation or rule.

(c)          To the extent consistent with the context, any masculine term shall include the feminine, and vice versa, and the singular shall include the plural, and vice versa.

(d)          If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity of that provision shall not affect the remaining parts of the Plan, and the Plan shall be interpreted and enforced as if the illegal or invalid provision had never been included herein.

SECTION 3.          Administration

3.1           The Plan shall be administered by the Committee. Notwithstanding anything to the contrary contained herein, only the Board shall have authority to grant awards to Non-Employee Directors and to amend and interpret such awards.

3.2           The Committee shall have the authority and discretion with respect to awards under the Plan to take the following actions, if consistent with Section 15.7 of the Plan and subject to the conditions of Section 3.3 of the Plan: to grant and amend (provided, however, that no amendment shall impair the rights of the award holder without his or her written consent) awards to eligible persons under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to make all factual and other determinations necessary or advisable for the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority and discretion:

(a)          to select the persons to whom awards will be granted from among those eligible;

(b)          to determine the number of Common Shares to be covered by each award granted hereunder, subject to the limitations contained herein;

(c)          to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such continued employment, performance objectives and such other factors as the Committee may establish, and to determine whether the terms and conditions of the award have been satisfied;

(d)          to determine the treatment of awards upon an Employee’s Retirement, disability, death, or during a leave of absence;

(e)          to determine, in establishing the terms of the award agreement, that the award holder has no rights with respect to any dividends declared with respect to any shares covered by an award or that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the award holder currently, or (ii) will be deferred and deemed to be reinvested, or (iii) will otherwise be credited to the award holder;

(f)          to amend the terms of any award, prospectively or retroactively, provided, however, that no amendment shall impair the rights of the award holder without his or her written consent;

(g)          subject to Section 3.3, after considering any accounting impact to the Company, as well as any applicable provisions of Code Sections 409A and 422, to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans or agreements, in each case including previously granted options having higher option prices;

(h)        to adopt one or more sub-plans, consistent with the Plan, containing such provisions as may be necessary or desirable to enable awards under the Plan to comply with the laws of other jurisdictions and/or qualify for preferred tax treatment under such laws; and

(i)         to delegate such ministerial duties as it may deem advisable to one or more of its members or to one or more Employees or agents.

3.3           Notwithstanding anything in this Plan to the contrary, no “underwater” Stock Options or Stock Appreciation Rights shall be (a) directly repriced, (b) exchanged for the grant of a new or different type of award, or (c) repurchased (cashed out), without in any such case first obtaining the approval of the shareholders of the Company to the taking of such action. For purposes of this Plan, a Stock Option or a Stock Appreciation Right is “underwater” at any time when the then current Fair Market Value of a Common Share is less than the per share exercise price or grant price of the Stock Option or Stock Appreciation Right.

3.4           All determinations and interpretations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and award holders. Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

3.5           The Committee shall act by a majority of its members at a meeting (present in person or by conference telephone) or by written consent.

3.6           Each award granted under the Plan shall be evidenced by an award agreement that shall be signed by the Committee and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an award agreement, the provision of the Plan shall prevail.

3.7           No member of the Board or the Committee, nor any officer or Employee of the Company or its Subsidiaries acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan or any award hereunder. The Company shall indemnify all members of the Board and the Committee and all such officers and Employees acting on their behalf, to the extent permitted by law, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons’ duties, responsibilities and obligations under the Plan.

SECTION 4.          Shares Subject to Plan

4.1           Subject to adjustment as provided in Section 4.4, the total number of Common Shares which may be issued under the Plan shall be 1,900,000, which includes 500,000 shares authorized under the Original Plan on its Effective Date, an additional 700,000 shares authorized in connection with the amendment and restatement of the Original Plan in the form of the Plan on its Effective Date and an additional 700,000 shares authorized via the amendment approved by the shareholders at the 2020 Annual Meeting of Shareholders. Common Shares awarded under the Plan may consist of authorized but unissued shares or shares that have been issued and reacquired by the Company. Subject to adjustment as provided in Section 4.4, after the Effective Date of the Plan the total number of shares which may be issued as Incentive Options shall be 600,000 and the maximum aggregate number of shares that may be issued as Restricted Stock or pursuant to Restricted Share Units is 400,000.

4.2           For the purposes hereof, the following Common Shares covered by previously-granted awards shall be deemed not to have been issued under the Plan and will remain available for awards under the Plan: (a) Shares covered by prior awards under the Plan that again became available for issuance pursuant to the provisions of the Plan before the shareholders’ approval of this amendment and restatement of the Plan; (b) Common Shares covered by the unexercised portion of any Stock Option, Stock Appreciation Right or other award that terminates, expires, is canceled or is settled in cash; (c) Common Shares forfeited or repurchased under the Plan; and (d) Common Shares covered by awards that are forfeited, canceled, terminated or settled in cash. The following Common Shares may not again be made available for issuance as awards under the Plan: (i) Common Shares not issued or delivered as a result of the net settlement of an outstanding Stock Option, Stock Appreciation Right or other award; (ii) Common Shares used to pay the exercise price or withholding taxes related to an outstanding Stock Option, Stock Appreciation Right or other award; or (iii) Common Shares repurchased on the open market with the proceeds of the Stock Option exercise price. In addition, if Stock Appreciation Rights are settled in Common Shares upon exercise, the aggregate number of shares subject to the award (rather than the number of shares actually issued upon exercise) shall be counted and may not again be made available for issuance as awards under the Plan.

4.3           No Employee shall be granted Stock Options and/or Stock Appreciation Rights with respect to more than 100,000 Common Shares in any fiscal year, and no Employee shall be granted Restricted Stock and/or Restricted Stock Units with respect to more than 50,000 Common Shares in any fiscal year, subject to adjustment as provided in Section 4.4. No Non-Employee Director shall be granted Stock Options and/or Stock Appreciation Rights with respect to more than 25,000 Common Shares in any fiscal year, and no Non-Employee Director shall be granted Restricted Stock and/or Restricted Stock Units with respect to more than 12,500 Common Shares in any fiscal year, subject to adjustment as provided in Section 4.4.

4.4           In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, extraordinary cash dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Shares such that an adjustment is determined by the Board in its discretion to be appropriate, after considering any accounting impact to the Company, in order to prevent dilution or enlargement of benefits under the Plan, then the Board shall, in such a manner as it may in its discretion deem equitable, adjust any or all of (a) the aggregate number and kind of shares reserved for issuance under the Plan, and (b) the number and kind of shares as to which awards may be granted to any individual in any fiscal year. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, extraordinary cash dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Shares subject to an outstanding award, the number and kind of Common Shares or other securities which are subject to this Plan or subject to any awards theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted by the Board so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price, if any.

Unless otherwise determined by the Committee at the time of grant or by amendment (with the award holder’s consent) of such grant or as otherwise provided under the terms of any applicable change in control agreement between the Company and an award recipient under the Plan, upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board may, after considering any accounting impact to the Company, take such action as it in its discretion deems appropriate to (i) cash out outstanding vested Stock Options and/or other awards at or immediately prior to the date of such event that will not otherwise be assumed or substituted, (ii) provide for the assumption or substitution of outstanding Stock Options or other awards by surviving, successor or transferee entities, (iii) provide that in lieu of Common Shares of the Company, the award recipient shall be entitled to receive the consideration he would have received in such transaction in exchange for such Common Shares (or the Fair Market Value thereof in cash), and/or (iv) provide that Stock Options shall be exercisable for a period of at least ten business days from the date of receipt of a notice from the Company of such proposed event, following the expiration of which period any unexercised Stock Options shall terminate.

The Board shall exercise its discretion under this Section 4.4 only to the extent consistent with Section 15.7 of the Plan. The Board’s determination as to which adjustments shall be made under this Section 4.4 and the extent thereof shall be final, binding and conclusive.

4.5           No fractional shares shall be issued or delivered under the Plan. The Committee shall determine whether the value of fractional shares shall be paid in cash or other property, or whether such fractional shares and any rights thereto shall be cancelled without payment.

SECTION 5.          Eligibility

5.1           The persons who are eligible for awards under Sections 6, 7, 8 and 9 of the Plan are Employees, officers, consultants and Non-Employee Directors of the Company or of any Subsidiary of the Company. In addition, awards under such Sections may be granted to prospective Employees, officers or directors, but such awards shall not become effective until the recipient’s commencement of employment or service with the Company or a Subsidiary. Incentive Options may be granted only to Employees and prospective Employees, but Incentive Options granted to prospective Employees shall not become effective until the recipient’s commencement of employment or service with the Company or a Subsidiary. Award recipients under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

5.2           Subject to the limitations in Section 4.3, Non-Employee Directors shall be granted awards under Section 12 in addition to any awards which may be granted to them under other Sections of the Plan.

SECTION 6.          Stock Options

6.1           The Stock Options awarded to eligible persons under the Plan may be of two types: (a) Incentive Options, and (b) Non-Qualified Options. To the extent that any Stock Option granted to an Employee does not qualify as an Incentive Option, it shall constitute a Non-Qualified Option. All Stock Options awarded to persons who are not Employees shall be Non-Qualified Options.

6.2           Subject to the following provisions, Stock Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine.

(a)          Option Price. The option price per Common Share purchasable under a Stock Option shall be determined by the Committee and may not be less than the Fair Market Value of the Common Shares on the date of the award of the Stock Option (or, with respect to awards to prospective Employees, on the first date of employment).

(b)          Option Term. Unless otherwise provided by the Committee in the applicable award agreement, the term of each Stock Option shall be fixed by the Committee and shall not exceed ten years.

(c)          Exercisability. Stock Options shall be exercisable and shall vest at such time or times and subject to such terms and conditions as shall be determined by the Committee. Unless otherwise provided by the Committee in the applicable award agreement, Stock Options shall vest (and become exercisable), subject to certain terms and conditions set forth in the award agreement.

(d)          Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Option Period by giving the Company notice of exercise in the form approved by the Committee (which may be written or electronic) specifying the number of whole shares to be purchased, accompanied by payment of the aggregate option price for such shares. Payment of the option price shall be made in such manner as the Committee may provide in the award, which may include (i) cash (including cash equivalents), (ii) delivery of Common Shares already owned by the Optionee, (iii) broker-assisted “cashless exercise” in which the Optionee delivers a notice of exercise together with irrevocable instructions to a broker acceptable to the Company to sell Common Shares (or a sufficient portion of such shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the total option price and any withholding tax obligation resulting from such exercise, (iv) subject to the approval of the Committee, any other manner permitted by law, or (v) any combination of the foregoing.

(e)          No Shareholder Rights. An Optionee shall have no rights to dividends or other rights of a shareholder with respect to Common Shares subject to a Stock Option until the Optionee has duly exercised the Stock Option and a certificate for such shares has been duly issued (or the Optionee has otherwise been duly recorded as the owner of the shares on the books of the Company).

(f)          Termination of Employment or Relationship. Following the termination of an Optionee’s employment or other Relationship with the Company or its Subsidiaries, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions which may vary based on the nature of and reason for the termination. The Committee shall have absolute discretion to determine the date and circumstances of any termination of employment or other Relationship.

(g)          Non-transferability. Unless otherwise provided by the Committee in the applicable award agreement, (i) Stock Options shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and (ii) during the Optionee’s lifetime, all Stock Options shall be exercisable only by such Optionee.

(h)          Surrender Rights. Subject to Section 3.3, the Committee may, after considering any accounting impact to the Company, provide that Stock Options may be surrendered for cash upon any terms and conditions set by the Committee.

6.3           Notwithstanding the provisions of Section 6.2, Incentive Options shall be subject to the following additional restrictions:

(a)          Option Term. No Incentive Option shall be exercisable more than ten years after the date such Incentive Option is awarded.

(b)          Additional Limitations for 10% Shareholders. No Incentive Option granted to an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (i) have an option price which is less than 110% of the Fair Market Value of the Common Shares on the date of award of the Incentive Option, or (ii) be exercisable more than five years after the date such Incentive Option is awarded.

(c)          Exercisability. The aggregate Fair Market Value (determined as of the time the Incentive Option is granted) of the shares with respect to which Incentive Options (granted under the Plan and any other plans of the Company, its parent corporation or subsidiary corporations, as defined in Section 424 of the Code) are exercisable for the first time by an Optionee in any calendar year shall not exceed $100,000. Any Stock Options in excess of such $100,000 limitation shall be treated as Non-Qualified Options.

(d)          Notice of Disqualifying Disposition. An Optionee’s right to exercise an Incentive Option shall be subject to the Optionee’s agreement to notify the Company of any “disqualifying disposition” (for purposes of Section 422 of the Code) of the shares acquired upon such exercise.

(e)          Non-transferability. Incentive Options shall not be transferable by the Optionee, other than by will or by the laws of descent and distribution. During the Optionee’s lifetime, all Incentive Options shall be exercisable only by such Optionee.

(f)          Last Grant Date. No Incentive Option shall be granted more than ten years after the earlier of the date of adoption or re-adoption of the Plan, as applicable, by the Board or approval of the Plan by the Company’s shareholders.

The Committee may, with the consent of the Optionee, amend an Incentive Option in a manner that would cause loss of Incentive Option status, provided the Stock Option as so amended satisfies the requirements of Section 6.2.

6.4           Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Stock Options in substitution for any options or other stock awards or stock-based awards granted by such entity or an affiliate thereof. Such substitute Stock Options may be granted on such terms, consistent with Section 15.7, as the Committee deems appropriate in the circumstances, notwithstanding any limitations on Stock Options contained in other provisions of this Section 6. If such substitute Stock Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a) and the requirements of Code Section 409A, may determine that such substitute Stock Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Common Shares to which the Stock Options relate determined as of the dates of grant.

SECTION 7.          Stock Appreciation Rights

A Stock Appreciation Right shall entitle the holder thereof to receive, for each share as to which the award is granted, payment of an amount, in cash, Common Shares, or a combination thereof, as determined by the Committee, equal in value to the excess of the Fair Market Value of a share of Common Shares on the date of exercise over the Fair Market Value of a Common Share on the day such Stock Appreciation Right was granted. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. Unless otherwise provided by the Committee in the applicable award agreement, the term of each Stock Appreciation Right shall not exceed ten years. The applicable award agreement shall specify the number of Common Shares as to which the Stock Appreciation Right is granted, the Fair Market Value of the Common Shares on the day such Stock Appreciation Right was granted, the date or dates on which, or the conditions upon the satisfaction of which, the Stock Appreciation Right shall become exercisable, and such other terms and conditions as are determined by the Committee.

SECTION 8.          Restricted Stock

Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

(a)          The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company and/or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine.

(b)          Stock certificates or book entry shares representing the Restricted Stock awarded under the Plan shall be registered in the award holder’s name, but the Committee may direct that any such certificates, if applicable, be held by the Company on behalf of the award holder. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the award holder until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, such vested shares shall be delivered (via stock certificate or book entry) to the award holder (or his or her designated beneficiary in the event of death), free of such restriction.

(c)          The Committee may provide that the award holder shall have the right to vote and/or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Common Shares received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

(d)          Except as may be provided by the Committee, in the event of an award holder’s termination of employment or other Relationship before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited.

(e)          The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the award holder’s Restricted Stock. The Committee may not accelerate the payment of any RSU awards unless such acceleration is consistent with Section 15.7.

SECTION 9.          Restricted Stock Units (RSUs)

Subject to the following provisions, all awards of Restricted Stock Units shall be in such form and shall have such terms and conditions as the Committee may determine:

(a)          The Restricted Stock Unit award shall specify the number of Common Shares to be awarded and the duration of the period (the “Vesting Period”) during which, and the conditions under which, receipt of the underlying Common Shares will be deferred. The Committee may condition the grant or vesting of RSUs, or receipt of Common Shares or cash at the end of the Vesting Period, upon the completion of a specified period of service with the Company and/or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine.

(b)          Except as may be provided by the Committee, RSU awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Vesting Period.

(c)          At the expiration of the Vesting Period, as soon as administratively practical and in no event later than two and one-half months following the end of the Vesting Period, the award holder (or his or her designated beneficiary, if applicable) shall receive (i) certificates for the appropriate number of Common Shares designated by the RSU award, (ii) cash equal to the Fair Market Value of such Common Shares, or (iii) a combination of shares and cash, as the Committee may determine.

(d)          Except as may be provided by the Committee, in the event of an award holder’s termination of employment or other Relationship before the RSU award has vested, such award shall be forfeited.

(e)          The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Common Shares or cash under a Restricted Stock Unit award. The Committee may not accelerate the payment of any RSU awards unless such acceleration is consistent with Section 15.7.

SECTION 10.       Separation from Service

Unless otherwise specifically provided by the Committee in the award agreement or any amendment thereto, awards will terminate as provided in this Section.

(a)          All Unvested portions of awards held by the Participant on the date of the Participant’s death or Separation from Service, as the case may be, shall immediately be forfeited by such Participant as of such date; all vested portions of awards (other than vested portions of Stock Options) held by the Participant on the date of the Participant’s death or Separation from Service, as the case may be, shall be paid in accordance with the payout schedule applicable to vested awards; and all vested portions of Stock Options held by the Participant on the date of the Participant’s death or Separation from Service (for reasons other than Cause), as the case may be, shall remain exercisable for thirty (30) days following such Separation from Service (but not beyond the expiration of the term of the Stock Option) except as otherwise provided in accordance with the following provisions:

(b)          If the Participant’s Separation from Service (for reasons other than Cause) occurs by reason of Retirement or Disability, the Participant may exercise all outstanding Options with respect to Shares for which it could have been exercised on the effective date of the Participant’s Retirement within the period of three (3) months immediately succeeding the Participant’s Retirement (but not beyond the expiration of the term of the Stock Option), or if by reason of Disability, within twelve (12) months after such Disability (but not beyond the expiration of the term of the Stock Option).

(c)          In the event the Participant’s Separation from Service is due to death, the Participant’s beneficiary or estate, if no beneficiary, may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of his death, but only until the date which is twelve (12) months from the date of the Participant’s death (but not beyond the expiration of the term of the Stock Option);

(d)          Unless otherwise provided pursuant to any written agreement between an Employer and a Participant, if a Participant’s incurs a Separation from Service for Cause, all awards held by a Participant on the date of such Separation from Service for Cause, whether vested or Unvested, shall immediately be forfeited by such Participant as of such date.

SECTION 11.         Election to Defer

To the extent permitted by Section 409A of the Code, the Committee may permit an award recipient to elect to defer payment of an award other than a Stock Option for a specified period or until a specified event, upon such terms as are determined by the Committee. An award holder may elect to defer the distribution date of a Restricted Stock Unit award, or, if applicable, a Restricted Stock award, provided that such election is made and delivered to the Company in compliance with Section 409A of the Code, when applicable.

SECTION 12.         Non-Employee Director Awards

Subject to the limitations in Section 4.3, the Board shall have the discretion to determine the number and types of awards to be granted to Non-Employee Directors and the terms of such awards, including but not limited to exercisability, vesting, and the effect of such Non-Employee Director’s Separation from service.

SECTION 13.         Tax Withholding

13.1         Each award holder who is an Employee shall, no later than the date as of which an amount with respect to an award first becomes includible in such person’s gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements. The Company (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct the minimum amount of any required tax withholdings from any such taxes from any payment of any kind otherwise due to the award holder.

13.2         To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an Employee may elect to have the minimum amount of any required tax withholdings with respect to any awards hereunder, satisfied by (a) having the Company withhold Common Shares otherwise deliverable to such person with respect to the award; (b) delivering to the Company unrestricted Common Shares already owned by the Employee; (c) broker-assisted “cashless exercise;” (d) any other manner permitted by law; or (e) any combination of the foregoing Alternatively, the Committee may require that a portion of the Common Shares otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award.

SECTION 14.         Change in Control

In the event of a Change in Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the award holder’s consent) of such grant or as otherwise provided under the terms of any applicable agreement between the Company and an award recipient under the Plan or as otherwise determined by the Board pursuant to Section 4.4:

(a)          with respect to any outstanding Full Value Awards under the Plan, restrictions and vesting conditions applicable to the Full Value Award that are based upon one or more performance factors shall lapse with respect to a pro-rata portion (based on the number of days from the beginning of the applicable performance period to and including the date of the Change in Control) of the number of shares subject to such Full Value Award that would have been earned by the award holder (i) with respect to market-based goals, determined as the greater of the target goal or the transaction price with respect to the Common Shares on the effective date of the Change in Control, and (ii) with respect to performance-based goals, determined as the greater of the target goal or as determined by actual performance in accordance with the underlying plan formula as of the date of the Change in Control; and

(b)          the Committee may, in its sole discretion, accelerate the payment date of all vested Restricted Stock Unit awards.

SECTION 15.         General Provisions

15.1         Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the Common Shares subject or related thereto upon any securities exchange or market or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an award with respect to the disposition of Common Shares, is necessary or desirable in order to satisfy any legal requirements, or (d) the issuance, sale or delivery of any Common Shares is or may in the circumstances be unlawful under the laws or regulations of any applicable jurisdiction, the right to exercise such Stock Option shall be suspended, such award shall not be granted and such shares will not be issued, sold or delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee, and the Committee determines that the issuance, sale or delivery of the shares is lawful. The application of this Section shall not extend the term of any Stock Option or other award. The Company shall have no obligation to effect any registration or qualification of the Common Shares under federal or state laws or to compensate the award holder for any loss caused by the implementation of this Section 15.1.

15.2         The Committee may provide, at the time of grant or by amendment with the award holder’s consent, that an award and/or Common Shares acquired under the Plan shall be forfeited, including after exercise or vesting, if within a specified period of time the award holder engages in any of the following disqualifying conduct: (a) the award holder’s performance of service for a competitor of the Company and/or its Subsidiaries, including service as an employee, director or consultant, or the establishing by the award holder of a business which competes with the Company and/or its Subsidiaries; (b) the award holder’s solicitation of employees or customers of the Company and/or its Subsidiaries; (c) the award holder’s improper use or disclosure of confidential information of the Company and/or its Subsidiaries; or (d) material misconduct by the award holder in the performance of such award holder’s duties for the Company and/or its Subsidiaries, as determined by the Committee.

15.3         Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

15.4         Nothing in the Plan nor in any award hereunder shall confer upon any award holder any right to continuation of his or her employment by or other Relationship with the Company or its Subsidiaries, or interfere in any way with the rights of any such company to terminate such employment or other Relationship.

15.5         Neither the Plan nor any award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Subsidiary and an award recipient, and no award recipient will, by participation in the Plan, acquire any right in any specific Company property, including any property the Company may set aside in connection with the Plan. To the extent that any award recipient acquires a right to receive payments from the Company or any Subsidiary pursuant to an award, such right shall not be greater than the right of an unsecured general creditor of the Company or its Subsidiaries.

15.6         Except to the extent preempted by United States federal law or as otherwise expressly provided herein, the Plan and all awards under the Plan shall be interpreted in accordance with and governed by the internal laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles or rules.

15.7         The Plan and all awards under the Plan shall be interpreted and applied in a manner consistent with the applicable standards for nonqualified deferred compensation plans established by Code Section 409A and its interpretive regulations and other regulatory guidance. To the extent that any terms of the Plan or an award would subject an Employee to gross income inclusion, interest or additional tax pursuant to Code Section 409A, those terms are to that extent superseded by, and shall be adjusted to the minimum extent necessary to satisfy or to be exempt from, the Code Section 409A standards. If as of the date an Employee incurs a Separation from Service the Employee is a “key employee,” within the meaning of Code Section 416(i), without regard to paragraph 416(i)(5), and if the Company has stock that is publicly traded on an established securities market or otherwise, any payment of deferred compensation, within the meaning of Code Section 409A, otherwise payable because of employment termination will be suspended until, and will be paid to the Employee on, the first day of the seventh month following the month in which the Employee’s Separation from Service occurs.

15.8         Mitigation of Excise Taxes.

(a)          Except as otherwise provided in any award agreement or in any applicable change in control agreement between the Company and an award recipient under the Plan, if any payment or benefit resulting from an award under the Plan or otherwise, including accelerated vesting of any equity compensation (all such payments and/or benefits hereinafter, “Payment”), would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be either (x) provided to the recipient in full, or (y) provided to the recipient to such lesser extent which would result in no portion of such Payment being subject to the excise tax, further reduced by $5,000 (including such further reduction, the “Cutback Amount”), whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, such excise tax and other applicable taxes, (all computed at the highest applicable marginal rates), results in the receipt by the recipient, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or a portion of such Payment may be subject to the excise tax.  If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Cutback Amount, reduction shall occur in the following order: (A) cash payments of accelerated awards under the Plan shall be reduced first and in reverse chronological order such that the cash payment owed on the latest date following the occurrence of the event triggering such excise tax will be the first cash payment to be reduced; (B) accelerated vesting of performance-based equity awards shall be cancelled or reduced next and in the reverse order of the date of grant for such awards (i.e., the vesting of the most recently granted awards will be reduced first), with Full Value Awards reduced before any performance-based stock option or stock appreciation rights are reduced; and (C) accelerated vesting of time-based equity awards shall be cancelled or reduced last and in the reverse order of the date of grant for such awards (i.e., the vesting of the most recently granted awards will be reduced first), with Full Value Awards reduced before any time-based stock option or stock appreciation rights are reduced.

(b)          The Company shall appoint an independent public accounting firm to make the determinations required hereunder and perform the foregoing calculations. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.  The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and the award recipient within fifteen (15) calendar days after the date on which right to a Payment is triggered (if requested at that time by the Company or recipient).  Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and the recipient.

SECTION 16.         Compensation Recovery Policy

Notwithstanding any provision in the Plan or in any award agreement to the contrary, awards granted or paid under the Plan will be subject to recovery under any compensation recovery policy of the Company as may be in effect from time to time, including, without limitation, the provisions of any such policy required by Section 10D of the Exchange Act and any applicable rules or regulations issued by the U.S. Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Shares may be traded.

SECTION 17.         Amendments and Termination

17.1         The Plan shall terminate at the close of business on January 24, 2028. The Board may discontinue the Plan at any time prior to the date referenced in the prior sentence and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder’s written consent. Amendments may be made without shareholder approval, except as required to satisfy applicable laws or regulations or the requirements of any stock exchange or market on which the Common Shares are listed or traded.

17.2         The Committee may amend the terms of any award prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent.

SECTION 18.         Effective Date of Plan

This Plan, as amended and restated, was approved and adopted by the Board on January 24, 2018, and is to be effective as of such date, contingent upon the approval thereof by the shareholders of the Company within (12) twelve months following the adoption by the Board.

IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on March 19, 2020. Vote by Internet • Go to www.envisionreports.com/BASI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.• Follow the instructions provided by the recorded message XAnnual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board recommends a vote FOR all nominees, and FOR Proposals 2 and 3.1. Election of Directors: For Withhold 01 – Richard A. Johnson, Ph.D. For Against Abstain 3. Proposal to approve an amendment to the 2018 Equity Incentive Plan. B Non-Voting Items Change of Address — Please print your new address below. For Against Abstain 2. Proposal to ratify RSM US LLP as the Company’s independent registered public accountants for fiscal 2020. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Bioanalytical Systems Inc. Notice of 2020 Annual Meeting of Shareholders Principal Executive Offices of BASi 2701 Kent Avenue, West Lafayette, IN 47906 Proxy Solicited by Board of Directors for Annual Meeting - March 19, 2020 at 10:00 a.m .Jill Blumhoff is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. to be held on March 19, 2020 at 10:00 a.m. or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxy will have authority to vote FOR the nominee in Proposal 1 and FOR Proposals 2 and 3. In her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)